UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) July 18, 2025 (July 17, 2025)

VISTEON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15827		38-3519512
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

One Village Center Drive,	Van Buren Township,	Michigan	48111
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code (800)-VISTEON

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	VC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 17, 2025, the Board of Directors (the “Board”) of Visteon Corporation (the “Company”) approved the election of Ms. Marjorie T. Sennett to the Board effective immediately and has appointed her to serve on each of the Audit and the Organization and Compensation Committees of the Board. The Board determined that Ms. Sennett satisfies all applicable independence and other requirements for general Board service and for service on each of the Audit and Organization and Compensation Committees of the Board, including without limitation the requirements of Visteon’s Director Independence Guidelines, the Nasdaq Listed Company Guide, and the Securities Exchange Act of 1934, as amended. The Company’s press release relating to the foregoing is attached hereto as Exhibit 99.1.

As a non-employee director, Ms. Sennett will receive a stock unit award under the Company’s 2020 Incentive Plan, as amended, and an annual cash retainer consistent with the annual non-employee director compensation program described in the Company’s 2025 proxy statement, except that such amounts will be prorated to reflect service for a partial year.

There are no arrangements or understandings between Ms. Sennett and any other person pursuant to which Ms. Sennett was appointed to serve on the Board. There are no family relationships between Ms. Sennett and any other director or executive officer of the Company and there are no current or proposed transactions between Ms. Sennett and the Company that would require disclosure under Item 404(a) of Regulation S-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 18, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION

By:	/s/Brett D. Pynnonen
Brett D. Pynnonen
Senior Vice President and Chief Legal Officer

Date: July 18, 2025